PLEASE CAST YOUR VOTE TODAY

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN
BLACKROCK CLOSED-END FUNDS

100 Bellevue Parkway
Wilmington, Delaware 19809

Dear Shareholder:

Recently we sent you proxy material regarding the joint Special Meeting of Shareholders for the BlackRock Closed-End Funds to take place on August 23, 2006. Our records indicate that we have not received your vote for the matters set forth on the enclosed proxy card(s). We urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the Meeting as scheduled and avoid the additional time and cost resulting from an adjournment(s) of the Meeting.

EVERY VOTE COUNTS!

For your convenience, please utilize one of the
following easy methods listed to
the right to register your vote:

DON’T HESITATE, PLEASE VOTE TODAY. As the date of the Meeting moves closer and we still have not received your proxy, you may receive a call from The Altman Group, the Trusts’ proxy solicitor, reminding you to exercise your voting rights. Thank you for your assistance with this important matter.

Sincerely,

Vincent B. Tritto
Secretary of each Trust	NOBO

PLEASE CAST YOUR VOTE TODAY

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN
BLACKROCK CLOSED-END FUNDS

100 Bellevue Parkway
Wilmington, Delaware 19809

Dear Shareholder:

Recently we sent you proxy material regarding the joint Special Meeting of Shareholders for the BlackRock Closed-End Funds to take place on August 23, 2006. Our records indicate that we have not received your vote for the matters set forth on the enclosed proxy card(s). We urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the Meeting as scheduled and avoid the additional time and cost resulting from an adjournment(s) of the Meeting.

EVERY VOTE COUNTS!

For your convenience, please utilize one of the following easy methods listed to the right to register your vote:

DON’T HESITATE, PLEASE VOTE TODAY. Help us hold this joint Special Meeting of Shareholders on August 23rd by taking a minute to vote your shares today. Thank you for your assistance with this important matter.

Sincerely,

Vincent B. Tritto
Secretary of each Trust	OBO